UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2010 (July 1, 2010)
NATIONAL INTERSTATE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Ohio (State or Other Jurisdiction of Incorporation)	000-51130 (Commission File Number)	34-1607394 (I.R.S. Employer Identification No.)
3250 Interstate Drive
Richfield, Ohio 44286-9000
(Address of principal executive offices including Zip Code)
(330) 659-8900
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets.
As previously reported in the Current Report on Form 8-K dated July 7, 2010, National Interstate Corporation (the “Company”) reported that on July 1, 2010, National Interstate Insurance Company, the principal insurance subsidiary of the Company, completed the acquisition of Vanliner Group, Inc. (“Vanliner”) from UniGroup, Inc.
This Amendment No. 1 amends Item 9.01 of the subject Current Report on Form 8-K to provide the financial statements of Vanliner required by Item 9.01(a) of this Form 8-K and the pro forma financial information required by Item 9.01(b) of this Form 8-K.
ITEM 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
Attached as Exhibit 99.1 and incorporated herein by reference are the audited consolidated balance sheets of Vanliner as of December 31, 2009, 2008, and 2007 and the related consolidated statement of operations, shareholder’s equity, and cash flows for the years then ended.
Attached as Exhibit 99.2 and incorporated herein by reference is the unaudited consolidated balance sheet of Vanliner as of June 30, 2010 and the related unaudited consolidated statement of operations, shareholder’s equity and cash flows for the six months ended June 30, 2010 and 2009.
(b) Pro Forma Financial Information
Attached as Exhibit 99.3 and incorporated herein by reference is the unaudited pro forma consolidated balance sheet of the Company as of June 30, 2010 and the unaudited pro forma consolidated statements of income for the year ended December 31, 2009 and for the six months ended June 30, 2010 for the Company.
(d) Exhibits

Exhibit
No.	Description
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

99.1	Audited Consolidated Financial Statements of Vanliner Group, Inc. for the years ended December 31, 2009, 2008 and 2007.

99.2	Unaudited Consolidated Financial Statements of Vanliner Group, Inc. as of June 30, 2010 and for the six months ended June 30, 2010 and 2009.

99.3	Unaudited pro forma financial information of National Interstate Corporation giving effect to the acquisition of Vanliner Group, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Interstate Corporation
By:	/s/ Julie A. McGraw
Julie A. McGraw
Vice President and Chief Financial Officer

Date: September 16, 2010